Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

Note 13. Income Taxes

We are required to file federal and state income tax returns in the United States. The preparation of these tax returns requires us to interpret the applicable tax laws and regulations in effect in such jurisdictions, which could affect the amount of tax paid by us. In consultation with our tax advisors, we base our tax returns on interpretations that are believed to be reasonable under the circumstances. The tax returns, however, are subject to routine reviews by the various federal and state taxing authorities in the jurisdictions in which we file tax returns. As part of these reviews, a taxing authority may disagree with respect to the income tax positions taken by us (“uncertain tax positions”) and, therefore, may require us to pay additional taxes. As required under applicable accounting rules, we accrue an amount for our estimate of additional income tax liability, including interest and penalties, which we could incur as a result of the ultimate or effective resolution of the uncertain tax positions. We account for income taxes using the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributed to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences and carry-forwards are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is established when necessary to reduce deferred tax assets to amounts expected to be realized.

Note 14. Income Taxes

The Company’s pre-tax income (loss) by jurisdiction was as follows for the years ending December 31, 2023 and December 31, 2022:

	Year ended December 31, 2022
	2023	2022

Domestic	$(25,683,200)	$(13,525,998)
Foreign	3,545	(1,899,580)
Total	(25,679,655)	(15,425,578)

The provision for income taxes for continuing operations for the year ended December 31, 2023 and 2022 consist of the following

	Year ended December 31, 2022
	2023	2022
Current Income Taxes
Federal	$0	$0
State	60,000	23,364
Foreign	0	0
Total current income taxes	60,000	23,364

Deferred Income Taxes
Federal	-	-
State	-	-
Foreign	-	-
Total deferred income taxes	-	-
Total Income Tax Expense (benefit)	$60,000	$23,364

A reconciliation between the amount of reported income tax expense (benefit) and the amount computed by multiplying income from continuing operations before income taxes by the statutory federal income tax rate is shown below. Income tax expense for the year ended December 31, 2023 includes state minimum taxes, permanent differences, and deferred tax assets for which a full valuation allowance has been placed.

	Year ended December 31, 2022
	2023	2022

Tax Expense at statutory federal rate of 21%	$(5,392,727)	$(3,239,371)
State income taxes, net of federal income tax benefit	60,000	23,364
Foreign Rate Differential	318	-
Permanent Differences	1,203,361	37,919
Other - Misc.
Change in Valuation Allowance	4,189,048	3,201,452
Income tax expense (benefit)	60,000	23,364

Deferred income taxes reflect the tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amount used for income tax purposes. The following table discloses those significant components of our deferred tax assets and liabilities, including any valuation allowance:

	2023	2022
Long-term deferred tax assets:
Federal Net Operating Loss Carryforwards	$36,378,116	$20,145,126
Intangible Assets	1,492,426	(861,317)
Accrued Compensation & Benefits	863,049	-
Foreign Net Operating Loss Carryforwards	773,134	-
Stock Compensation	-	-
State Net Operating Loss Carryforwards	-	-
Other	19,540	19,540
Total deferred tax assets before valuation allowance	39,526,265	19,303,349
	-	-
Deferred tax liabilities:	-	-
Fixed Assets	316	(46,035)
Intangible Assets	-	-
Total deferred tax liabilities	316	(46,035)

Valuation Allowance	(39,525,949)	(29,260,143)
Net deferred tax assets and liabilities	$-	$-

For the year ended December 31, 2023, the valuation allowance increased by $10,265,807. The Company believes a full valuation allowance against the net deferred tax asset is appropriate at this time. The Company will continue to evaluate the realizability of its deferred tax assets in future years.

At December 31, 2023, our carryforwards available to offset future taxable income consisted of federal net operating loss (“NOL”) carryforwards of approximately $173,229,125. Of this total $22,050149 expires between 2035 and 2037 and $151,178,976 of which has no expiration date.

We account for uncertain tax positions in accordance with ASC 740-10-25, which prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns. We have not recorded any unrecognized tax benefits as of December 31, 2023.

Our practice is to recognize interest and penalties related to income tax matters in income tax expense in our consolidated statements of operations.

The Company files U.S. federal and state returns. The Company’s foreign subsidiary also files a local tax return in their local jurisdiction. From a U.S. federal, state and Mexican perspective the years that remain open to examination are consistent with each jurisdiction’s statute of limitations. The Company has not filed its 2021, 2022 and 2023 U.S. federal and state corporate income tax returns. The Company’s foreign subsidiary in Mexico is current with the filing of its tax returns through 2022. The Company expects to file these documents as soon as possible. While the Company is in a net loss position and expects no income tax amounts to be due except for minimum state and local income taxes, the Company is at risk of penalties for failure to file. As of the date of this Amended Report, the Company has not been informed that such penalties have been assessed, therefore no accrual for such has been recorded in the Company’s financial statements. The Company’s federal income tax returns for the years 2020-2023 remain subject to examination by the Internal Revenue Service. The state returns for 2019-2023 are also open for exam.